THE AVATAR ADVANTAGE
                                 BALANCED FUND

                               Semi-Annual Report

                            For the Six Months Ended
                                 June 30, 2002

TABLE OF CONTENTS

THE AVATAR ADVANTAGE BALANCED FUND

      Management's Discussion and Analysis Letter                           3

      Investment Portfolio                                                  6

      Statement of Assets and Liabilities                                   9

      Statement of Operations                                              10

      Statements of Changes in Net Assets                                  11

      Financial Highlights                                                 12

      Notes to Financial Statements                                        13

August 2002

Dear Shareholder,

We wish to report on the results of the AVATAR ADVANTAGE BALANCED FUND for the six months ended June 30. For this third straight challenging period, Avatar's asset allocation philosophy- participating in market gains during market upswings while protecting those gains against loss during market downturns- was again tested. Losses in the Fund amounted to (4.1%) (excluding the sales charge) while the S&P 500 Index was down (13.2%) for the period and the NASDAQ Index declined (24.9%).*<F1> The Lehman Brothers Government/Credit Bond Index advanced 3.3% for the period. During the first half of the year, the Fund's allocation to equity positions fluctuated in the range of 47% to 62%, while its allocation to bonds ranged from 31% to 39% with the remainder in cash.

2002 - THE FIRST SIX MONTHS IN REVIEW
-------------------------------------

The first half of 2002 began with hopes for a steady and strong recovery beginning in the latter part of the first quarter and continuing to build throughout the year. We felt that the last quarter of 2001 had identified and expunged all of the bad news for the markets and the rebuilding process could proceed apace. It is now apparent this scenario has been delayed. The first quarter ended with the beginning of bad news and market distrust that has sent markets to pre-September 11th lows and below. We entered the second quarter with a modestly bullish allocation in stocks as our indicators continued to suggest that a very meaningful bottom had been put in place post the 9/11 tragedy. However, in April, our economic liquidity and momentum measures deteriorated. Steadily rising interest rates and widening credit spreads reflected poor liquidity conditions. Hence, our equity allocation was lowered to a neutral level. Allocations to equities held steady until early June, when our momentum model declined, reflecting the growing weakness in the broad market. Dollar weakness and credit concerns had a further negative impact on our economic liquidity model. As June wore on and momentum continued to falter, equity exposure was reduced further to well below benchmark levels. The decline in both monetary and momentum measures far outweighed improvement in our sentiment measures, which themselves reflected modestly rising levels of pessimism.

As for our stock selection process, we over-weighted the basic material sector-as the housing market and consumer spending remained positive aspects in a troubled economy. Avatar was also over-weighted in energy and specialty chemical stocks and held a market weight in consumer staples. We were able to avoid many controversial stocks that underwent negative valuation adjustments. We ended the quarter underweight in financial stocks and healthcare issues.

Our bond holdings emphasized credit quality as ratings agencies continued to be in panic mode. Investor confidence in corporate management and integrity has fallen to levels not seen in our 32 year history. We remained positioned primarily in Government and Agency securities with portfolio duration below benchmark.

2002 - SECOND HALF MARKET OUTLOOK
---------------------------------

Although there is extensive market history to suggest that equities do well in the early days of an economic recovery, the plain fact is that this time around, stocks have been far weaker than in any previous recovery. Two things come to mind regarding this. First, the economic recovery may be much weaker than on previous occasions. The latest data showed that GDP growth for the last 3 quarters of 2001 was negative and growth for the first quarter of 2002 was revised sharply downward. Second quarter GDP growth was anemic. Inventories remain lean and capital spending is still lackluster. Investor confidence is shot and there has been a multi-trillion dollar market value loss in companies once considered gems. While housing has remained firm, the question is whether that can be sustainable until the rest of the economy recovers. Government spending on defense and homeland security may provide a needed lift. Second, will consumers reduce spending as it becomes obvious that the economy is not picking up? Added to this has been the mess in corporate governance and accounting that may have the potential to turn investors off for a long time to come. One outcome of this sour environment is that the market may require a much bigger buildup of bearishness to exhaust the sellers. We fear that a turn in this bearish cycle may well require a complete capitulation by a broad range of investors, to trigger a sustainable reversal to higher prices for stocks. Such an event would confirm the very unusual status of the current cycle. Having moved to a neutral position in the first quarter, we recognized some of the growing risk by moving below benchmarks early in the second quarter. We believe this position is appropriate given the increased volatility of the markets. Hopefully, this extra caution, which helped trim losses in the second quarter, will prove unwarranted. Should monetary policy become even more supportive of economic growth, that would go a long way toward putting a floor under the markets. We also look for a broadening of the markets, something we have been searching for over the past 2-1/2 years. Recent weakness in that regard has only heightened our concerns.

For the bond market, the surplus has disappeared for at least the next three years, which will severely curtail the practice of repurchasing long-dated Treasury obligations. Long-term yields have not declined to the extent that short-term yields have and this remains a source of concern for long-term growth prospects. Bond prices have appreciated as investors seek a safe haven alternative to stocks. If the Fed keeps interest rates at today's low levels, fixed income investors should continue to enjoy returns in excess of inflation.

We continue to follow our investment discipline that has navigated us through all types of market conditions for over thirty-two years. The Fund's diversified mix of stocks, focus on long-term fundamental values, and a balanced portfolio should serve our long-term investors well.

Sincerely,

/s/Charles White

Charles White
Portfolio Manager
Vice-Chairman - Avatar Investors Associates Corp.

Footnotes:

*<F1> The Fund's average annual total return for the period from inception on January 13, 1998 through June 30, 2002 was 2.88%. The Fund's total return for the one-year ended December 31, 2001 was -13.13%. If the maximum sales charge (4.50%) was reflected, the Fund's returns for the same periods would have been 1.83% and -17.04%, respectively. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Please see the prospectus for fees and expenses that apply to a continued investment in the Fund.

The S&P 500, NASDAQ and Lehman Brothers Government/Credit Bond Indices are unmanaged indices commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS at June 30, 2002 (Unaudited)

SHARES                                                            MARKET VALUE
------                                                            ------------
COMMON STOCKS: 47.16%

AUTOMOTIVE - PARTS & EQUIPMENT: 0.72%
      400    Lear Corp.*<F2>                                        $   18,500
                                                                    ----------

BANKS:  2.94%
      500    Bank One Corp.                                             19,240
      700    Washington Mutual, Inc                                     25,977
      600    Wells Fargo & Co.                                          30,036
                                                                    ----------
                                                                        75,253
                                                                    ----------

BEVERAGES - ALCOHOLIC:  0.78%
      400    Anheuser-Busch
               Companies, Inc.                                          20,000
                                                                    ----------

CAPITAL GOODS:  0.83%
      200    General Dynamics Corp.                                     21,270
                                                                    ----------

CHEMICALS:  1.58%
      400    Air Products and
               Chemicals, Inc.                                          20,188
      500    Rohm and Haas Co.                                          20,245
                                                                    ----------
                                                                        40,433
                                                                    ----------

CHEMICALS - SPECIALTY: 0.97%
      400    PPG Industries, Inc.                                       24,760
                                                                    ----------

COMPUTERS - MEMORY DEVICES: 0.24%
      500    Network Appliance, Inc.*<F2>                                6,220
                                                                    ----------

COMPUTER SERVICES: 0.37%
      200    Affiliated Computer
               Services, Inc.*<F2>                                       9,496
                                                                    ----------

COMPUTER SOFTWARE:  1.49%
      700    Microsoft Corp.*<F2>                                       38,290
                                                                    ----------

CONSUMER CYCLICAL:  1.63%
      300    Best Buy Co., Inc.*<F2>                                    10,890
      400    Clear Channel
               Communications, Inc.*<F2>                                12,808
      400    Lowe's Companies, Inc.                                     18,160
                                                                    ----------
                                                                        41,858
                                                                    ----------

CONSUMER FINANCE:  0.58%
      300    Household
               International, Inc.                                      14,910
                                                                    ----------

CONSUMER STAPLES: 3.21%
      300    Colgate-Palmolive Co.                                      15,015
      200    Kimberly-Clark Corp.                                       12,400
      400    PepsiCo., Inc.                                             19,280
      400    The Procter & Gamble Co.                                   35,720
                                                                    ----------
                                                                        82,415
                                                                    ----------

DIVERSIFIED FINANCIAL SERVICES:  0.40%
      266    Citigroup, Inc.                                            10,308
                                                                    ----------

DIVERSIFIED MANUFACTURING:  3.81%
    1,000    General Electric Co.                                       29,050
      400    Ingersoll-Rand Co. -
               Class A #<F3>                                            18,264
      500    Masco Corp.                                                13,555
      300    3M Co.                                                     36,900
                                                                    ----------
                                                                        97,769
                                                                    ----------

DRUGS & PHARMACEUTICALS:  2.37%
      500    Johnson & Johnson                                          26,130
      550    Pfizer, Inc.                                               19,250
      300    Wyeth                                                      15,360
                                                                    ----------
                                                                        60,740
                                                                    ----------

ELECTRIC - INTEGRATED:  0.77%
      300    Dominion Resources, Inc.                                   19,860
                                                                    ----------

ELECTRIC POWER: 0.70%
      500    Cinergy Corp.                                              17,995
                                                                    ----------

ELECTRIC UTILITIES: 1.21%
      600    TXU Corp.                                                  30,930
                                                                    ----------

ELECTRONIC COMPONENTS -
  SEMICONDUCTORS:  0.36%
      500    Intel Corp.                                                 9,135
                                                                    ----------

ENERGY: 1.23%
      500    EOG Resources, Inc.                                        19,850
      200    Phillips Petroleum Co.                                     11,776
                                                                    ----------
                                                                        31,626
                                                                    ----------

FINANCE - INVESTMENTS
  BANKERS/BROKERS:  0.96%
      400    The Bear Stearns
               Companies, Inc.                                          24,480
                                                                    ----------

FINANCE - MORTGAGE LOANS: 1.15%
      400    Fannie Mae                                                 29,500
                                                                    ----------

FINANCIAL GUARANTEE INSURANCE:  0.60%
      400    The PMI Group, Inc.                                        15,280
                                                                    ----------

FOOD - MISC./DIVERSIFIED:  0.66%
      600    ConAgra Foods, Inc.                                        16,590
        8    The J.M. Smucker Co.                                          273
                                                                    ----------
                                                                        16,863
                                                                    ----------

HEALTHCARE: 3.26%
      300    Amgen, Inc.*<F2>                                           12,564
      400    Anthem, Inc.*<F2>                                          26,992
      600    Pharmacia Corp.                                            22,470
      300    Tenet Healthcare Corp.*<F2>                                21,465
                                                                    ----------
                                                                        83,491
                                                                    ----------

INSURANCE - BROKERS:  0.38%
      100    Marsh & McLennan
               Companies, Inc.                                           9,660
                                                                    ----------

INSURANCE - MULTILINE:  0.58%
      219    American International
               Group, Inc.                                              14,942
                                                                    ----------

LODGING: 0.90%
      700    Starwood Hotels &
               Resorts Worldwide, Inc.                                  23,023
                                                                    ----------

MEDIA: 0.68%
      400    Tribune Co.                                                17,400
                                                                    ----------

MEDICAL INSTRUMENTS: 0.33%
      200    Medtronic, Inc.                                             8,570
                                                                    ----------

MOVIES & ENTERTAINMENT:  0.52%
      300    Viacom Inc., - Class B*<F2>                                13,311
                                                                    ----------

OIL - EXPLORATION & PRODUCTION: 0.58%
      400    Unocal Corp.                                               14,776
                                                                    ----------

OIL & GAS - DRILLING: 0.69 %
      500    Nabors Industries, Ltd.*<F2>                               17,650
                                                                    ----------

OIL & GAS - MACHINERY & EQUIPMENT: 0.53%
      200    Smith International, Inc.*<F2>                             13,638
                                                                    ----------

PAPER & PAPER PRODUCTS:  0.68%
      300    Temple-Inland, Inc.                                        17,358
                                                                    ----------

PETROLEUM PRODUCTS:  1.44%
      900    Exxon Mobil Corp.                                          36,828
                                                                    ----------

RETAIL:  1.37%
      200    Target Corp.                                                7,620
      500    Wal-Mart Stores, Inc.                                      27,505
                                                                    ----------
                                                                        35,125
                                                                    ----------

SEMICONDUCTOR EQUIPMENT: 0.99%
      800    Applied Materials, Inc.*<F2>                               15,216
      300    Novellus Systems, Inc.*<F2>                                10,200
                                                                    ----------
                                                                        25,416
                                                                    ----------

SPECIALTY STORES: 0.88%
      600    Bed Bath & Beyond, Inc.*<F2>                               22,644
                                                                    ----------

TECHNOLOGY: 2.53%
      700    Dell Computer Corp.*<F2>                                   18,298
      200    First Data Corp.                                            7,440
      200    International Business
               Machines Corp.                                           14,400
      300    Microchip
               Technology, Inc.*<F2>                                     8,229
      700    Texas Instruments, Inc.                                    16,590
                                                                    ----------
                                                                        64,957
                                                                    ----------

TELEPHONE:  0.37%
      300    BellSouth Corp.                                             9,450
                                                                    ----------

TRANSPORTATION - FREIGHT: 0.89%
      600    CNF, Inc.                                                  22,788
                                                                    ----------

TOTAL COMMON STOCKS
  (Cost $1,256,221)                                                  1,208,918
                                                                    ----------

PRINCIPAL
AMOUNT
---------
CORPORATE BONDS:  5.03%
 $ 75,000    Bank of New York,
               5.20%, 07/01/2007                                        76,549
   50,000    Wells Fargo & Company,
               6.45%, 02/01/2011                                        52,345
                                                                    ----------
TOTAL CORPORATE BONDS
  (Cost $125,069)                                                      128,894
                                                                    ----------

U.S. GOVERNMENT AND GOVERNMENT
  AGENCY OBLIGATIONS:  33.64%
  120,000    Federal National
               Mortgage Associations,
               6.00%, 05/15/2008                                       128,026
  180,000    Federal National
               Mortgage Associations,
               6.00%, 05/15/2011                                       188,969
  390,000    U.S. Treasury Bonds,
               12.00%, 08/15/13                                        545,406
                                                                    ----------
TOTAL U.S. GOVERNMENT
  AND GOVERNMENT
  AGENCY OBLIGATIONS
  (Cost $ 851,191)                                                     862,401
                                                                    ----------

PRINCIPAL AMOUNT/
SHARES
------
SHORT-TERM INVESTMENTS:  11.91%

MONEY MARKET INSTRUMENTS:  4.11%
  105,328    Federated Cash Trust
               Treasury Money Market
               Fund (Cost $105,328)                                    105,328
                                                                    ----------

U.S. TREASURY OBLIGATIONS:  7.80%
 $200,000    U.S. Treasury Bill,
               07/18/2002
               (Cost $199,841)                                         199,841
                                                                    ----------
TOTAL SHORT-TERM
  INVESTMENTS (Cost $305,169)                                          305,169
                                                                    ----------
Total Investments in Securities
  (Cost $2,537,650):  97.74%                                         2,505,382

Other Assets in Excess of
  Liabilities:  2.26%                                                   57,936
                                                                    ----------
Net Assets:  100.00%                                                $2,563,318
                                                                    ----------
                                                                    ----------

*<F2>  Non-income producing security.
#<F3>  U.S. security of foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2002 (Unaudited)

   ASSETS
   Investments in securities, at value (cost $2,537,650)            $2,505,382
   Cash                                                                  6,075
   Receivables:
       Investment securities sold                                       40,490
       Dividends and interest                                           22,715
       Due from advisor                                                 14,250
   Deferred organization expense                                         1,335
   Prepaid expenses                                                      2,353
                                                                    ----------
           Total assets                                              2,592,600
                                                                    ----------

   LIABILITIES
   Payables:
       Administration fees                                               2,466
   Accrued expenses                                                     26,816
                                                                    ----------
           Total liabilities                                            29,282
                                                                    ----------

NET ASSETS                                                          $2,563,318
                                                                    ----------
                                                                    ----------

   NET ASSET VALUE AND REDEMPTION*<F4> PRICE PER SHARE
     [$2,563,318 /271,488 shares outstanding; unlimited
     number of shares (par value $.01) authorized]                       $9.44
                                                                         -----
                                                                         -----

   OFFERING PRICE PER SHARE ($9.44 / .9550)                              $9.88
                                                                         -----
                                                                         -----

   COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $2,764,890
   Accumulated net investment income                                    16,140
   Accumulated net realized loss on investments                       (185,444)
   Net unrealized depreciation on investments                          (32,268)
                                                                    ----------
           Net assets                                               $2,563,318
                                                                    ----------
                                                                    ----------

*<F4> Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME
   Income
       Interest                                                      $  22,376
       Dividends                                                         6,963
                                                                     ---------
           Total income                                                 29,339
                                                                     ---------

   Expenses
       Administration fees (Note 3)                                     14,876
       Professional fees                                                10,911
       Advisory fees (Note 3)                                            7,071
       Fund accounting fees                                              5,951
       Transfer agent fees                                               5,703
       Trustee fees                                                      2,429
       Reports to shareholders                                           1,240
       Deferred organization expense                                     1,240
       Custody fees                                                      1,159
       Insurance expense                                                   465
       Miscellaneous                                                       386
       Registration expense                                                153
                                                                     ---------
           Total expenses                                               51,584
           Less: advisory fee waiver (Note 3)                          (38,385)
                                                                     ---------
           Net expenses                                                 13,199
                                                                     ---------
               NET INVESTMENT INCOME                                    16,140
                                                                     ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                    (42,105)
   Net change in unrealized depreciation on investments                (79,271)
                                                                     ---------
       Net realized and unrealized loss on investments                (121,376)
                                                                     ---------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                               $(105,236)
                                                                     ---------
                                                                     ---------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         Six Months Ended
                                                           June 30,2002         Year Ended
                                                           (Unaudited)      December 31, 2001
                                                         ----------------   -----------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                                    $   16,140          $   28,793
   Net realized loss on investments                            (42,105)           (128,815)
   Net unrealized depreciation
     on investments                                            (79,271)           (124,394)
                                                            ----------          ----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                            (105,236)           (224,416)
                                                            ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                            --             (32,162)
   Net realized gain on security transactions                       --                  --
                                                            ----------          ----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          --             (32,162)
                                                            ----------          ----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Total increase in net assets derived from
     net change in outstanding shares (a)<F5>                1,185,402              32,363
                                                            ----------          ----------
       TOTAL INCREASE/(DECREASE)
         IN NET ASSETS                                       1,080,166            (224,215)
                                                            ----------          ----------

NET ASSETS
   Beginning of period                                       1,483,152           1,707,367
                                                            ----------          ----------
   END OF PERIOD                                            $2,563,318          $1,483,152
                                                            ----------          ----------
                                                            ----------          ----------

(a)<F5>  A summary of share transactions is as follows:

                        Six Months Ended
                          June 30, 2002              Year Ended
                           (Unaudited)           December 31, 2001
                       ------------------        ------------------
                       Shares       Value        Shares      Value
                       ------       -----        ------      -----
Shares sold            120,713   $1,185,402          20     $   200
Shares issued in
  reinvestment
  of distributions          --           --       3,292      32,163
Shares redeemed             --           --          --          --
                       -------   ----------       -----     -------
Net increase           120,713   $1,185,402       3,312     $32,363
                       -------   ----------       -----     -------
                       -------   ----------       -----     -------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             Six Months
                                               Ended                Year Ended December 31,          Jan. 13, 1998*<F6>
                                           June 30, 2002       ----------------------------------         through
                                            (Unaudited)        2001           2000           1999      Dec. 31, 1998
                                           -------------       ----           ----           ----      -------------
Net asset value,
  beginning of period                           $9.84         $11.58         $12.41         $11.95         $10.00
                                                -----         ------         ------         ------         ------

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           0.06           0.20           0.22           0.21           0.19
 Net realized and unrealized
   (loss) / gain on investments                 (0.46)         (1.72)         (0.34)          1.17           2.11
                                                -----         ------         ------         ------         ------
Total from
  investment operations                         (0.40)         (1.52)         (0.12)          1.38           2.30
                                                -----         ------         ------         ------         ------

 LESS DISTRIBUTIONS:
 From net investment income                        --          (0.22)         (0.20)         (0.21)         (0.19)
 From net realized gain                            --             --          (0.51)         (0.67)         (0.16)
 In excess of net realized gain                    --             --             --          (0.04)            --
                                                -----         ------         ------         ------         ------
Total distributions                                --          (0.22)         (0.71)         (0.92)         (0.35)
                                                -----         ------         ------         ------         ------

Net asset value, end of period                  $9.44         $ 9.84         $11.58         $12.41         $11.95
                                                -----         ------         ------         ------         ------
                                                -----         ------         ------         ------         ------

Total return                                    (4.07%)+<F8>  (13.13%)        (1.04%)        11.82%         23.11%+<F8>

 RATIOS/SUPPLEMENTAL DATA:
 Net assets,
   end of period (thousands)                   $2,563         $1,483         $1,707         $1,725         $1,543

 RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before expense reimbursement                    5.46%**<F7>    6.98%          6.47%          7.28%          8.59%**<F7>
 After expense reimbursement                     1.40%**<F7>    1.40%          1.40%          1.40%          1.40%**<F7>

 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
 After expense reimbursement                     1.71%**<F7>    1.90%          1.72%          1.73%          1.89%**<F7>

Portfolio turnover rate                         30.60%+<F8>    73.19%         48.53%        101.53%         95.00%

 *<F6>  Commencement of operations.
**<F7>  Annualized.
 +<F8>  Not annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at June 30, 2002 (Unaudited)

NOTE 1 - ORGANIZATION

   The Avatar Advantage Balanced Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's primary investment objective is to seek long-term capital appreciation and to preserve profits during market downturns by investing in a mix of stocks, bonds, and money market instruments. The Fund began operations on January 13, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   D. Deferred Organization Costs: The Avatar Advantage Balanced Fund has incurred expenses of $12,500 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

   E. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
         AFFILIATES

   For the six months ended June 30, 2002, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2002, the Fund incurred $7,071 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $38,385; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $396,297 at June 30, 2002. Cumulative expenses subject to recapture expire as follows:

                Year            Amount
                ----            ------
                2003           $ 91,300
                2004            182,245
                2005            122,752
                               --------
                               $396,297
                               --------
                               --------

   U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,426,196 and $549,224 respectively.

NOTE 5 - INCOME TAXES

   As of June 30, 2002, the components of net assets on a tax basis were as follows:

Cost of investments for tax purposes                        $2,537,650
                                                            ----------
                                                            ----------
Gross tax unrealized appreciation                           $   79,743
Gross tax unrealized depreciation                             (112,011)
                                                            ----------
Net tax unrealized depreciation on investments              $  (32,268)
                                                            ----------
                                                            ----------

                                    ADVISOR
                       Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                           www.avatar-associates.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                            555 South Flower Street
                         Los Angeles, California 90071

                         INDEPENDENT PUBLIC ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 90071

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.